UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2016

REDtone Asia, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-129388	71-098116
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number
Unit 15A, Plaza Sanhe, No. 121 Yanping Road, JingAn District 200042 Shanghai, PRC
(Address of Principal Executive Offices, Including Zip Code)

(86) 61032230
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2015, the Board of Directors of REDtone Asia, Inc., (the "Company") adopted a resolution to change the Company's fiscal year end from May 31 to April 30, effective as of the date of the board resolution. The Company will prepare and file its 10-K for the period ending April 30, 2016 and will then prepare and file a 10-Q for the interim period ending July 31, 2016. The Company will then file is annual and quarterly reports according to the deadlines of its newly-adopted fiscal year end.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REDTONE ASIA, INC.

By:  /s/ Chuan Beng Wei
Name: Chuan Beng Wei
Title: Chief Executive Officer
Date: May 16, 2016